UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): August 5, 2026

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock of The Macerich Company, $0.01 par value per share	MAC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS.

On August 5, 2026, The Macerich Company (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3 (the “New Registration Statement”) to replace the Company’s existing automatic shelf registration statement on Form S-3 (No. 333-273707) filed with the SEC on August 4, 2023 (the “Prior Registration Statement”), which expired on August 4, 2026 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended.

Continued Offerings

In connection with the filing of the New Registration Statement, the Company also filed four prospectus supplements that will continue offerings that were previously covered by prospectus supplements and the accompanying prospectus to the Prior Registration Statement relating to:

(a)

the offer and sale, from time to time, of shares of common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $500,000,000 pursuant to the terms of the Amended Equity Distribution Agreement (as defined herein) relating to the Company’s existing “at the market” offering program (the “ATM Prospectus Supplement”), of which, as of the date of the ATM Prospectus Supplement, shares of Common Stock having an aggregate offering price of $211,500,207 have been sold and shares of Common Stock having an aggregate offering price up to $288,499,793 remain available for offer and sale under such program (the “ATM Program”);

(b)

the issuance of up to an aggregate of 122,595 shares of Common Stock that may be issued to holders of (i) common units (“MACWH Units”) of limited partnership interest in MACWH, LP, a Delaware limited partnership (“MACWH”), and those MACWH Units that may be issued in the future upon conversion of the Class A convertible preferred units (“MACWH CPUs”) of limited partnership interest in MACWH, upon tender of those MACWH Units for redemption; (ii) MACWH CPUs, upon tender of those MACWH CPUs for redemption; (iii) common units (“OP Units”) of limited partnership interest in The Macerich Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), issued upon conversion of Series D preferred units of limited partnership interest in the Operating Partnership (the “Series D Preferred Units”), upon tender of those OP Units for redemption; and (iv) MACWH Units, MACWH CPUs and Series D Preferred Units as a result of adjustments made to the conversion ratio or factor of those units (the “MACWH Prospectus Supplement”);

(c)

the issuance of up to 148,305 shares of Common Stock that may be issued upon redemption of OP Units distributed to holders of OP Units and long term incentive plan units of limited partnership interest of the Operating Partnership (the “OP Unit Prospectus Supplement”); and

(d)	the resale of up to 13,453,613 shares of Common Stock that may be issued upon redemption of OP Units (the “Resale Prospectus Supplement”).

The Company will contribute the net proceeds from any sales of shares of Common Stock under the ATM Program to the Operating Partnership in exchange for OP Units that have economic interests substantially similar to those of the Common Stock. The Operating Partnership intends to use the net proceeds from the offering under the ATM Program to repay indebtedness outstanding from time to time and for general corporate purposes. The Company will not receive any proceeds from the sale of the shares covered by the MACWH Prospectus Supplement, the OP Unit Prospectus Supplement or the Resale Prospectus Supplement.

Copies of the legal opinions of the Company’s counsel, Venable LLP, relating to the legality of the shares of Common Stock covered by the prospectus supplements described above, are attached hereto as Exhibits 5.1, 5.2, 5.3 and 5.4 and are incorporated herein by reference and into the New Registration Statement.

ATM Program and Amended Equity Distribution Agreement

On August 5, 2026, in connection with filing the ATM Prospectus Supplement, the Company entered into Amendment No. 1 to Equity Distribution Agreement (“Amendment No. 1”) with J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Scotia Capital (USA) Inc. and TD Securities (USA) LLC, the sales agents under the ATM Program, to include Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc. as additional sales agents for the ATM Program.

The Company previously entered into the Equity Distribution Agreement, dated as of November 12, 2024 (the “Equity Distribution Agreement”), with the sales agents party thereto, as amended by Amendment No. 1 (the “Amended Equity Distribution Agreement”).

The foregoing description of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Equity Distribution Agreement and Amendment No. 1, which are included as Exhibits 1.1 and 1.2 hereto and are incorporated by reference herein.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated as of November 12, 2024, by and among The Macerich Company and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, BMO Capital Markets Corp. and TD Securities (USA) LLC (incorporated by reference as an exhibit to the Company’s Current Report on Form 8-K, event date November 12, 2024)

1.2	Amendment No. 1 to Equity Distribution Agreement, dated as of August 5, 2026, by and among The Macerich Company and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Scotia Capital (USA) Inc. and TD Securities (USA) LLC

5.1	Opinion of Venable LLP regarding the legality of the shares offered

5.2	Opinion of Venable LLP regarding the legality of the shares offered

5.3	Opinion of Venable LLP regarding the legality of the shares offered

5.4	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1, Exhibit 5.2, Exhibit 5.3 and Exhibit 5.4)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: DANIEL E. SWANSTROM II

August 5, 2026	/s/ Daniel E. Swanstrom II
Date	Senior Executive Vice President,
Chief Financial Officer and Treasurer